Summary of Significant Accounting (Tables)	12 Months Ended
Dec. 31, 2021
Summary of Significant Accounting.
Schedule of Estimated Useful Lives of Principal Classes of Assets

Lab equipment	5– 7 years
Computer hardware and software	3– 7 years
Leasehold improvements	2– 5 years or the term of the lease, if shorter
Furniture, fixtures and equipment	5– 10 years

Schedule of Net Loss Per Share

At December 31, 2021, and 2020, we excluded the outstanding securities summarized below, which entitle the holders thereof to ultimately acquire shares of common stock, from our calculation of earnings per share, as their effect would have been anti-dilutive (in thousands).

	2021	2020
Underwriter’s warrants	10	77
Warrants issued with rights offerings	7,681	7,682
Common stock options	182	196
Total	7,873	7,955